                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):   July 23, 1996




                           OPTIMAX INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                           0-19082                       84-1059458
- ---------------            ------------------------      ------------------
(State or other             (Commission file number        (Employer Identi-
incorporation                                                 fication No.)




       4465 Northpark Drive, Colorado Springs, Colorado            80907
       -----------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (719) 590-4900
      -------------------------------------------------------------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2:   ACQUISITION OF ASSETS.
- -------------------------------
     On July 23, 1996, Optimax Industries, Inc., a Colorado corporation (the "Company") closed upon that certain Agreement and Plan of Reorganization dated as of May 3, 1996 (the "Agreement") between the Company, on the one hand, and Vine Street Stores, Inc., a Massachusetts corporation ("Vine Street"), on the other. In connection with such closing, the Company acquired (i) 100% of the issued and outstanding shares of common stock of Vine Street and
(ii) approximately 12 acres of undeveloped real property located in Colchester, Connecticut (the "Colchester Property").

     Concurrently with the closing the Agreement and the consummation of the acquisition of Vine Street and the Colchester Property, the Company successfully conducted the First Closing of a Private Offering of its securities in which it sold an aggregate of 1,190,560 Units, each Unit consisting of one (1) share of the Company's Common Stock, $.02 par value ("Common Stock"), and one (1) Class BB Warrant at a Private Offering price of $1.25 per Unit (the "Private Offering"). Each BB Warrant entitles the holder to purchase one share of Common Stock until April 1, 1999 at an exercise price of $3.00 per share. The Private Offering is being conducted by the Company through RAS Securities Corp. ("RAS" or the "Placement Agent"). The Private Offering is being undertaken on an 800,000 Unit minimum, best-efforts, all-or-none basis, and thereafter on a 1,500,000 Unit maximum, best-efforts basis. From the sale of the 1,190,560 Units which closed in the First Closing on July 23, 1996, the Company realized net proceeds of $1,254,734, after deduction of Placement Agent's commissions of 10% and non-accountable expense allowance of 3%. The Private Offering will continue until August 31, 1996, or until the maximum offering of 1,500,000 Units has been sold, whichever occurs first.

Acquisition of Vine Street Stores, Inc.
- ---------------------------------------
     The Company consummated the acquisition of 100% of the issued and outstanding shares of capital stock of Vine Street in exchange for issuing the shareholders of Vine Street, pro rata, an aggregate of 1,500,000 shares of the Company's Common Stock. The acquisition was structured as a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     The following table sets forth the names of the persons who received shares of the Company's Common Stock in exchange for shares of capital stock of Vine Street:

                                               Number
                Name                          Of Shares
                ----                          ---------
          Allan M. Huberman                    500,000
          David Dube                           500,000
          RIB, LLC(1)                          500,000
          _________________________________

          (1) RIB, LLC is a limited liability company whose principals are affiliates of RAS Securities Corp., the Placement Agent for the Private Offering.

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
     Vine Street owns and operates under commercial leases approximately eight plant and nursery retail concessions located in large department stores in the Northeastern section of the United States. Its assets consist principally of plant inventory and materials and certain contract rights represented by its commercial leases. The consideration paid for Vine Street was determined through arms-length negotiations which took into consideration such factors as the book value of the entities, their operating histories, business opportunities and other criteria.

Acquisition of Colchester Property
- ----------------------------------
     Concurrently with the acquisition of Vine Street, the Company through a newly-formed subsidiary, Colchester Property Investors, LLC ("CPI"), purchased approximately 12 acres of undeveloped real property located in Colchester,
Connecticut.  The contract to purchase the property was assigned by Vine Street to CPI as part of the concurrent closings.  In consideration of the property, the Company paid to the Sellers $400,000 out of the proceeds of the Private
Offering and issued to the Sellers an aggregate of 1,280,000 shares of Series A
Convertible Preferred Stock (the "Convertible Preferred Stock").  The persons who received the Convertible Preferred Stock in partial consideration of the
Colchester Property are as follows:

                                                         Number
                Name                                    Of Shares
                ----                                    ---------
          Elliott Construction Employees
            Pension Trust                                100,000
          Elliott Flom                                   100,000
          Mollie Flom                                    140,000
          Lynn Flom                                      100,000
          Dara Flom                                      100,000
          Jordan Flom                                    100,000
          MRL Enterprises, Inc.                          160,000
          Faye Peltz                                      80,000
          Milton, Sullivan & Associates (1)              400,000
                                                        ________

                                                       1,280,000
          ------------------------

          (1) The principals of Milton, Sullivan & Associates are affiliates of RAS Securities Corp.

     Holders of the Convertible Preferred Stock have no voting rights and no rights to compel the redemption of the shares. No dividends shall be payable on outstanding shares of Convertible Preferred Stock. Each share of Convertible Preferred Stock is convertible at the option of the holder into one
(1) share of Common Stock for the period commencing one year from the date at issue and ending five years from the date of issue. Further, each share of Convertible Preferred Stock will convert, automatically, into one (1) share of Common Stock upon the effective date of a Registration Statement ("Registration Statement") registering for sale under the Securities Act of 1933, as amended (the "Securities Act"), the shares of Common Stock issuable upon such conversion (the "Conversion Stock"). The Company has made no commitment or undertaking to file a Registration Statement registering for sale under the Securities Act the shares of Conversion Stock.

     The Company formed and organized under the laws of the State of Colorado a limited liability company under the name of "Colchester Property Investors, LLC" for the purpose of holding title to the Colchester Property. The Company is the sole equity owner and member of the limited liability company. David Dube will serve as the sole manager of the limited liability company.

     The Company plans to utilize a portion of the Colchester Property to develop a retail nursery that will be supplied, in part, by the Company's existing propagation facility in Loxahatchee, Florida. The Colchester Property has an appraised value of approximately $2 million.

     In connection with the consummation of the foregoing transactions, David Dube was elected to serve as a director of the Company joining Paul Stevens and Stephen G. Calandrella who will continue to serve as directors. Mr. Dube was also elected to serve as President and Chief Financial Officer of the Company following the resignations of Messrs. Stevens and Calandrella from those respective positions. There exist no other arrangements, understandings or voting agreements with respect to the future constituency of the Company's Board of Directors or its executive officers.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
- -------------------------------------------

     A.   Financial statements of businesses acquired.

          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     B.   Pro Forma Financial Information

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma statements of income and cash flows relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

          The Company includes herewith its unaudited Pro Forma Consolidated Balance Sheet giving retroactive effect to June 30, 1996 to the transactions more fully described in this Report.

     C.   Exhibits.


     Exhibit No.    Title
     -----------    -----
        4.1         Certificate of Rights and Designations of Series A
                    Convertible Preferred Stock

       10.1         Agreement and Plan of Reorganization dated May 3, 1996

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===============================================================================

                     PRO FORMA CONSOLIDATED BALANCE SHEET

===============================================================================





The accompanying unaudited Pro Forma Consolidated Balance Sheet gives retroactive effect to (i) the acquisition of Vine Street Stores, Inc. in exchange for the issuance of 1,500,000 shares of Common Stock, (ii) the purchase of 12 acres in Colchester, Connecticut in consideration of $400,000 in cash and the issuance of 1,280,000 shares of Series A Convertible Preferred Stock, and (iii) the sale of 1,190,560 Units in the Private Offering and the receipt by the Company of net proceeds in the amount of $1,254,734 (hereafter collectively the "Pro Forma Transactions") as if the Pro Forma Transactions had occurred as of June 30, 1996. Such Pro Forma Financial Statements are not necessarily indicative of future financial condition or future operations of the Company. The Pro Forma Consolidated Balance Sheet is unaudited but reflects all adjustments which are, in the opinion of management, necessary to a fair presentation of the financial position of the Company at June 30, 1996 as if the Pro Forma Transactions had occurred as of that date.

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
                            OPTIMAX INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                                                At June 30,
                                                    1996     Vine Street
                                                   Actual    Adjustment
                                                 ----------- -----------
                                                            June 30, 1996
ASSETS
Current Assets:
 Cash                                             $ 13,784    $22,928
 Accounts receivables, net of allowance
   for doubtful accounts                           104,234        --
 Inventory                                         319,220      1,241
 Note receivable                                    20,000        --
 Other                                               2,324      5,192
                                               ----------- ----------
  Total Current Assets                             437,238     29,361

Property and Equipment, net of
  accumulated depreciation                         391,401        --
Contract retainage, net of allowance
  for doubtful accounts                             17,497        --
Goodwill, net of accumulated amortization          139,980        --
                                               ----------- ----------
     TOTAL ASSETS                               $1,008,440     29,361
     ------------                               ==========     ======
LIABILITIES AND STOCKHOLDERS' EQUITY DEFICIT
Current Liabilities:
 Payroll taxes payable                             119,656       --
 Accounts payable and accrued expenses             561,770     11,394
 Notes payable                                     445,790        --
                                               ----------- ----------
   Total Current Liabilities                     1,127,216    11,394
                                               ----------- ---------
     TOTAL LIABILITIES                           1,127,216    11,394
                                               ---------------------
Commitments and contingencies                          --         --
Stockholders' Equity
 Preferred shares - $001 par value,
  5,000,000 shares authorized, none issued,
  1,280,000 issued for property, pro forma             --         --
 Common shares - $.02 par value,
  20,000,000 shares authorized,
  1,703,091 shares issued and outstanding,
  2,893,651 outstanding pro forma                   34,062      1,000
 Additional paid-in capital                      7,160,739        --
 Retained earnings/(Accumulated deficit)        (7,313,577)    16,967
                                               -----------    -------
   Total Stockholders' Equity                     (118,776)    17,967
                                               -----------    -------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $1,008,440    $29,361
     ------------------------------------------ ==========    =======

                                         Connecticut
                                          Property     Private    Pro Forma
                                         Adjustment   Offering     (Total)
                                         ----------- ----------   --------
ASSETS
Current Assets:
 Cash                                   $(433,615)  $1,254,734   $857,831
 Accounts receivables, net of
   allowance for doubtful accounts            --           --     104,234
 Inventory                                    --           --     320,461
 Note receivable                              --           --      20,000
 Other                                        --           --       7,516
                                       -----------    -------- ----------
   Total Current Assets                  (433,615)   1,254,734  1,310,042

Property and Equipment, net of
  accumulated depreciation              2,033,615          --   2,425,016
Contract retainage, net of allowance
  for doubtful accounts                       --           --      17,497
Goodwill, net of accumulated
 amortization                                 --           --     139,980
                                      -----------     -------- ----------
       TOTAL ASSETS                     1,600,000    1,254,734  3,892,535
        ------------                    =========    =========  =========
LIABILITIES AND STOCKHOLDERS' EQUITY
DEFICIT

Current Liabilities:
 Payroll taxes payable                        --           --     119,656
 Accounts payable and accrued expenses        --           --     573,164
 Notes payable                                --           --     445,790
                                       -----------    -------------------
     Total Current Liabilities                                  1,138,610
                                       -----------    -------- ----------
       TOTAL LIABILITIES                                        1,138,610
                                       -----------    -------------------
Commitments and contingencies                 --           --        --
Stockholders' Equity
 Preferred shares - $001 par value,
   5,000,000 shares authorized, none
   issued, 1,280,000 issued for
   property, pro forma                  1,600,000          --   1,600,000
 Common shares - $.02 par value,
   20,000,000 shares authorized,
   1,703,091 shares issued and
   outstanding, 2,893,651
   outstanding pro forma                      --        23,811     58,873
 Additional paid-in capital                   --     1,230,923  8,391,662
 Retained earnings/(Accumulated
   deficit)                                   --           --  (7,296,610)
                                       -----------    -------- ----------
     Total Stockholders' Equity         1,600,000    1,254,734  2,753,925
                                       -----------    -------- ----------
       TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY             $1,600,000  $1,254,734 $3,892,535
       --------------------             ==========  ========== ==========

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        OPTIMAX INDUSTRIES, INC.



Dated:    July 23, 1996                 By:  /s/ David Dube
        ------------------                   -------------------------
                                             David Dube, President